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                                                                    EXHIBIT 10.2

                                  Sepracor Inc.

                Amendment to the 1991 Director Stock Option Plan
                ------------------------------------------------

                        Adopted by the Board of Directors

                                on March 27, 1996

RESOLVED: That, subject to stockholder approval, Section 5(b) of the 1991
- -------- Director Stock Option Plan be and hereby is amended to read in its entirety as follows:

               "(b) SHARES SUBJECT TO OPTION. Each Initial Option granted under the Plan shall be exercisable for 10,000 shares of Common Stock. Each Reelection Option granted under the Plan shall be exercisable for 8,000 shares of Common Stock."

RESOLVED: That, subject to stockholder approval, Section 4(a) of the 1991
- -------- Director Stock Option Plan be and hereby is amended to read in its entirety as follows:

               "(a) The maximum number of shares which may be issued under the Plan shall be 275,000 shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), subject to adjustment as provided in
          Section 9 of the Plan."